UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2010

CBEYOND, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51588	59-3636526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Interstate North Parkway, Suite 300

Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 424-2400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 17, 2010, our Board of Directors elected Larry D. Thompson to serve as a member of our Board of Directors, and he will also serve on the Nominating & Governance Committee. Mr. Thompson will receive compensation in accordance with our compensation arrangements for non-management directors. Mr. Thompson currently serves as Senior Vice President of Governmental Affairs, General Counsel and Secretary for PepsiCo. Prior to joining PepsiCo, Mr. Thompson served as a Senior Fellow with The Brookings Institution. Mr. Thompson has also served as a Deputy Attorney General in the United States Department of Justice, leading the National Security Coordination Council, and was named in 2002 by then-President George W. Bush to head the Corporate Fraud Task Force.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release issued by Cbeyond, Inc., dated February 19, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2010	CBEYOND, INC.

	By:	/s/ J. Robert Fugate
J. Robert Fugate Executive Vice President and Chief Financial Officer